SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2002

GAYLORD ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-10881	730383730

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive
Nashville, Tennessee	37214

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)

     This Amendment No. 1 to Form 8-K is being filed by Gaylord Entertainment Company to correct a typographical error (resulting from the conversion of a graphic image to text) in Slide 8 of the slide presentation filed as Exhibit 99.2 to the Form 8-K filed by Gaylord Entertainment Company with the Securities and Exchange Commission on February 20, 2002. An amended Slide 8 of the slide presentation for the analyst conference held on February 20, 2002 is attached to this Form 8-K/A as Exhibit 99.3 and replaces in its entirety Slide 8 of Exhibit 99.2 to the Form 8-K as filed February 20, 2002.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

99.1	Press Release dated February 20, 2002.*
99.2	Slide presentation for analyst conference, dated February 20, 2002.*
99.3	Amended Slide 8 of slide presentation for analyst conference, dated February 20, 2002.

*	Previously filed.

Item 9.  Regulation FD Disclosure

     On February 20, 2002, representatives of Gaylord Entertainment Company (the “Company”) hosted a conference for securities analysts at which they made presentations using slides containing the information attached to this Form 8-K/A as Exhibit 99.2, which is incorporated herein by reference. A press release dated February 20, 2002 issued by the Company is attached to this report as Exhibit 99.1 and incorporated herein by reference.

     The information contained in this report, including the text of the attached slide presentation, is furnished by the Company pursuant to Regulation FD promulgated by the Securities and Exchange Commission and pursuant to Item 9 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD or that the information includes material investor information that is not otherwise publicly available.

     The information contained in this report, including the information contained in the attached slide presentation, is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements it makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

     The text of the slides included with this report omits various graphic images in the actual slides. The Company will make copies of the actual slides, including such graphic images, available for viewing at the “Investor Relations” section of its website located at www.gaylordentertainment.com, although it reserves the right to discontinue that availability at any time.

     This report contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with economic conditions affecting the hospitality business generally, the timing of the opening of new hotel facilities, costs associated with developing new hotel facilities, business levels at the Company’s hotels, the ability to successfully complete potential divestitures, and the ability to consummate the financing for new developments. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the Securities and Exchange Commission. The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAYLORD ENTERTAINMENT COMPANY

Date: February 20, 2002	By:	-s- Carter R. Todd

		Name:	Carter R. Todd

		Title:	Sr. V.P. & General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 20, 2002.*
99.2	Slide presentation for analyst conference, dated February 20, 2002.*
99.3	Amended Slide 8 of slide presentation for analyst conference, dated February 20, 2002.

*	Previously filed.

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